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                                                                    Exhibit 23.2

               Consent of Ernst & Young LLP, Independent Auditors

   We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated January 19, 2001, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-66732) and related Prospectus of AgraQuest, Inc. for the registration of its common stock.


                                                          /s/ Ernst & Young LLP

Sacramento, California

October 3, 2001